Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2016
CASH AND CASH EQUIVALENTS [Abstract]
CASH AND CASH EQUIVALENTS
NOTE 3: CASH AND CASH EQUIVALENTS
Cash and cash equivalents consisted of the following:

	December 31, 2016	December 31, 2015
Cash on hand and at banks	$ 65,179	$ 24,776
Short-term deposits	3	56,731

Total cash and cash equivalents	$ 65,182	$ 81,507

Short-term deposits are comprised of deposits with banks with original maturities of less than 90 days.
Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. Navios Logistics does maintain cash deposits and equivalents in excess of government-provided insurance limits. Navios Logistics also seeks to reduce its exposure to credit risk by dealing with a diversified group of major financial institutions.